UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2011

DIVERSEY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-108853	80-0010497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin		53177-0902
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (262) 631-4001

None

(Former name or former address, if changed since last report.)

DIVERSEY, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-97427	39-1877511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8310 16th Street Sturtevant, Wisconsin		53177-0902
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (262) 631-4001

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Beginning on June 8, 2011, Sealed Air Corporation, a Delaware corporation (“Sealed Air”), provided supplemental information regarding the transactions contemplated by the Agreement and Plan of Merger, dated as of May 31, 2011, by and among Sealed Air, Solution Acquisition Corp., a wholly-owned subsidiary of Sealed Air, and Diversey Holdings, Inc., a Delaware Corporation (the “Company”), in a presentation to investors. A copy of the investor presentation, which contains information regarding the Company, is attached as Exhibit 99.1 hereto and is furnished herewith.

The information in this Item 7.01 of this Form 8-K and the exhibit attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Investor Presentation, dated June 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2011	DIVERSEY HOLDINGS, INC.

	By:	/s/ Scott D. Russell
	Name:	Scott D. Russell
	Title:	Chief Compliance Officer, Executive Vice President, General Counsel & Secretary

Dated: June 8, 2011	DIVERSEY, INC.

	By:	/s/ Scott D. Russell
	Name:	Scott D. Russell
	Title:	Chief Compliance Officer, Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation, dated June 2011.